UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

SMART POWERR CORP.

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaanxi Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On July 11, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of Smart Powerr Corp., a Nevada corporation (the “Company”) approved the dismissal of Kreit & Chiu CPA LLP (“Kreit & Chiu”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, effective immediately.

Kreit & Chiu’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2021, and in the subsequent interim period through July 11, 2023, there were (i) no disagreements between the Company and Kreit & Chiu on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kreit & Chiu, would have caused Kreit & Chiu to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kreit & Chiu with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Kreit & Chiu furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Kreit & Chiu’s letter dated July 14, 2023, is attached as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On July 14, 2023, the Audit Committee approved the engagement of Enrome LLP (“Enrome”), as the Company’s independent registered public accounting firm, effective as of July 14, 2023. The Audit Committee also approved Enrome to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and for the period ended June 30, 2023 and ending September 30, 2023, and March 31, 2024.

In deciding to approve the engagement of Enrome, the Audit Committee reviewed auditor independence and existing commercial relationships with Enrome, and concluded that Enrome has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2022 and 2021, respectively, and in the subsequent interim period through July 13, 2023, neither the Company nor anyone acting on its behalf has consulted with Enrome on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description
16.1	Letter from Kreit & Chiu CPA LLP dated on July 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2023

SMART POWERR CORP.

By:	/s/ Yongjiang Shi
Yongjiang Shi
Chief Financial Officer

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